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EXHIBIT (e)(6)(1)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industires, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ CAROL A. BARNETT Print Name: Carol A. Barnett

EXHIBIT (e)(6)(2)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ LYRON BENTOVIM Print Name: Lyron Bentovim

EXHIBIT (e)(6)(3)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ BRIAN T. CHANG Print Name: Brian T. Chang

EXHIBIT (e)(6)(4)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ JOHN COLWELL, JR. Print Name: John Colwell, Jr.

EXHIBIT (e)(6)(5)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ FREDERICK M. GREEN Print Name: Frederick M. Green

EXHIBIT (e)(6)(6)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ JOHN G. KASSAKIAN Print Name: John G. Kassakian

EXHIBIT (e)(6)(7)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ DAVID J. LARKIN Print Name: David J. Larkin

EXHIBIT (e)(6)(8)

RESIGNATION

        I am a member of the Board of Directors (the "Board") of Ault Incorporated, a Minnesota corporation (the "Company"), and as such I am familiar with that certain Agreement and Plan of Merger by and among the Company, SL Industries, Inc. and Lakers Acquisition Corp. ("Merger Sub") dated as of the date hereof (the "Merger Agreement"). All capitalized terms not otherwise defined herein are used herein with the meanings ascribed to them in the Merger Agreement.

        Conditioned upon, and effective as of the date of, the first purchase of and payment for Shares by Merger Sub or any of its affiliates pursuant to the Offer following satisfaction of the Minimum Condition (as defined in the Merger Agreement), I hereby resign as a director of the Company, and as a member of all committees of the Board, if my resignation is accepted by Merger Sub in accordance with the provisions of Section 1.3(a) of the Merger Agreement.

Dated: December 16, 2005

/s/ MARVONIA WALKER Print Name: Marvonia Walker

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  EXHIBIT (e)(6)(1)
  EXHIBIT (e)(6)(2)
  EXHIBIT (e)(6)(3)
  EXHIBIT (e)(6)(4)
  EXHIBIT (e)(6)(5)
  EXHIBIT (e)(6)(6)
  EXHIBIT (e)(6)(7)
  EXHIBIT (e)(6)(8)